UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2024

ZoomInfo Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39310	87-3037521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 Broadway Street, Suite 900, Vancouver, Washington 98660
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 914-1220

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On August 5, 2024, ZoomInfo Technologies Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2024. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference. The information contained in Item 2.02 of this current report, including the press release furnished as Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Board of Director Updates
On August 5, 2024, the Company announced the appointment of Domenic Maida and Owen Wurzbacher to its Board of Directors (“Board”), effective as of August 6, 2024. Mr. Maida will serve on the Board’s Privacy, Security, and Technology Committee and Mr. Wurzbacher will serve on the Board’s Nominating and Corporate Governance and Compensation Committees. These appointments follow the resignation of Todd Crockett, which was received and became effective July 30, 2024. Mr. Crockett’s decision was not caused, in whole or in part, by a disagreement with the Company or the Board. Mr. Wurzbacher will serve as a Class I director with a term expiring at the Company’s Annual Meeting of Stockholders in 2027 and Mr. Maida will serve as a Class III director with a term expiring at the Company’s Annual Meeting of Stockholders in 2026.
Messrs. Wurzbacher and Maida will each participate in the Company’s non-employee director compensation program. A summary of the compensation payable to the Company’s non-employee directors was included in the Company’s proxy statement for its 2024 Annual Meeting of Stockholders, filed with the SEC on March 29, 2024, which information is incorporated herein by reference. The initial annual retainer and initial annual restricted stock unit grant to be received by each new director will be prorated for their services during the remainder of fiscal year 2024 and the service period, respectively, starting on August 6, 2024.
In connection with their appointments to the Board, the Company intends to enter into an indemnification agreement with each of Mr. Wurzbacher and Mr. Maida in substantially the same form as the Company has entered into with each of the Company’s existing directors and as previously disclosed in the Company’s public filings.
There were no arrangements or understandings between Messrs. Wurzbacher or Maida and any other persons pursuant to which either of them was selected as a director and there are no family relationships between Messrs. Wurzbacher or Maida and any of the Company’s directors or executive officers. In addition, neither Mr. Wurzbacher nor Mr. Maida is a party to any transaction, or any proposed transaction, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

CFO Transition
On August 5, 2024, the Company announced that the Board and Peter Cameron Hyzer, the Company’s Chief Financial Officer (“CFO”), have agreed that Mr. Hyzer will depart from his position as CFO and principal financial officer (“PFO”), effective as of September 6, 2024. From September 6, 2024 through October 7, 2024, Mr. Hyzer will serve in an advisory role and will remain a full time employee of the Company in accordance with the compensatory terms and subject to the conditions of his Employment Agreement, dated as of December 21, 2018, filed as Exhibit 10.26 to the Company’s Annual Report on Form 10-K, filed February 15, 2024 and incorporated herein by reference. Mr. Hyzer’s departure as CFO and PFO is not due to any disagreement with the Company on any matter relating to the Company’s financial statements, internal control over financial reporting, operations, policies or practices. In connection with his departure, the Company anticipates entering into a customary separation and release agreement, the terms of which will be disclosed if and when determined by the parties.
In connection with Mr. Hyzer’s departure, Michael Graham O’Brien will assume the role of interim CFO and PFO, effective as of September 6, 2024. Mr. O’Brien, age 38, has served as Vice President, Financial Planning and Analysis of the Company since January 2023. Mr. O’Brien previously served in roles with increasing responsibility with the Company since December 2017. There is no arrangement or understanding between Mr. O’Brien and any other person pursuant to which Mr. O’Brien was selected as interim CFO and PFO, and there are no family relationships between Mr. O’Brien and any of the Company’s directors or executive officers. There have been no transactions involving Mr. O’Brien that would be required to be disclosed by Item 404(a) of Regulation S-K.
Item 7.01    Regulation FD Disclosure
On August 5, 2024, the Company issued a press release announcing the resignation of Mr. Crockett and the appointment of Messrs. Wurzbacher and Maida to the Board. A copy of the press release is furnished herewith as Exhibit 99.2 to this Report and incorporated herein by reference.
On August 5, 2024, the Company issued a press release announcing the transition of Mr. Hyzer from his role as CFO and the appointment of Mr. O’Brien as interim CFO, effective as of September 6, 2024. A copy of the press release is furnished herewith as Exhibit 99.3 to this Report and incorporated herein by reference.
The information under Item 7.01 of this Report, including Exhibits 99.2 and 99.3 attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description
99.1	Press release dated August 5, 2024 announcing ZoomInfo Technologies Inc.'s second quarter 2024 financial results
99.2	Press release dated August 5, 2024 announcing ZoomInfo Technologies Inc. Board Changes
99.3	Press release dated August 5, 2024 announcing ZoomInfo Technologies Inc. Leadership Changes
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZoomInfo Technologies Inc.
Date: August 5, 2024
By:     /s/ P. Cameron Hyzer
Name:  P. Cameron Hyzer
Title:    Chief Financial Officer